UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office) (Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YRCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2019, the Board of Directors (the “Board”) of YRC Worldwide Inc. (the “Company”) approved an amendment to the Company’s By-Laws to change the standard for uncontested director elections from a plurality voting standard to a majority vote standard. The amended By-Laws require that, in uncontested elections, directors be elected only if the number of votes which are cast “for” his or her election exceed the number of votes which are cast “against” his or her election. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an uncontested election, the Board, within its powers, may take any appropriate action, including decreasing the number of directors or filling a vacancy. Our director resignation policy requires each incumbent nominee for the Board who does not receive the requisite majority vote in an uncontested election to promptly tender his or her resignation following certification of the stockholder vote. Our Board will then decide whether to accept the resignation, based on the recommendation of the Board’s Governance Committee, within 90 days following the date of the stockholders’ meeting at which the election occurred and will disclose its determination and, in the event it takes any action other than acceptance of the resignation, its rationale, in a filing with the Securities and Exchange Commission. A plurality voting standard remains applicable to any election in which the number of director nominees is greater than the number of director positions open for election.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Amendment to Amended and Restated By-Laws, as adopted and effective on July 29, 2019, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated By-Laws, as adopted and effective on July 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ James A. Fry
James A. Fry Vice President, General Counsel and Secretary

Date: August 2, 2019